Exhibit 10.1

FIRST AMENDMENT TO TRANSACTION AGREEMENT

THIS FIRST AMENDMENT TO TRANSACTION AGREEMENT (this “Amendment”) is made as of June 22, 2016, by and among (a) Hospitality Properties Trust, a Maryland real estate investment trust, (b) HPT TA Properties Trust, a Maryland real estate investment trust, (c) HPT TA Properties LLC, a Maryland limited liability company, (d) HPT PSC Properties Trust, a Maryland real estate investment trust, (e) HPT PSC Properties LLC, a Maryland limited liability company, (f) TravelCenters of America LLC, a Delaware limited liability company, (g) TravelCenters of America Holding Company LLC, a Delaware limited liability company, and (h) TA Operating LLC, a Delaware limited liability company.

PRELIMINARY STATEMENTS

The parties hereto are parties to that certain Transaction Agreement, dated as of June 1, 2015 (the “Transaction Agreement”), which Transaction Agreement provides for, inter alia, the purchase and sale of certain Development Properties (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Transaction Agreement), including, without limitation, the Development Property located in Quartzsite, Arizona (the “Quartzsite Development Property”).

The parties hereto now desire to amend the Transaction Agreement to replace the Quartzsite Development Property with the Petro travel centers having addresses at 1035 West State Road 42, Brazil, Indiana (the “Brazil Property”) and 4230 West Highway 24, Remington, Indiana (the “Remington Property” and, together with the Brazil Property, collectively the “Additional Indiana Properties”) and, in connection therewith, to amend the Amended and Restated TA Leases and the Petro Lease in certain respects.

NOW, THEREFORE, it is agreed, effective as of the date hereof, as follows:

1.                                      Agreement.  All references in the Transaction Agreement to the defined term “Agreement” shall mean and refer to the Transaction Agreement as amended by this Amendment.

2.                                      Quartzsite Development Property.  The Quartzsite Development Property is removed from the Transaction Agreement and is no longer subject to the Transaction Agreement.  All references related to the Quartzsite Development Property on Exhibit A and Schedules 2, 6 and 7 to the Transaction Agreement are hereby deleted.  Without limiting the foregoing, all of the text on Exhibit A-4 to the Transaction Agreement is hereby deleted and replaced with a reference to “Intentionally deleted.”

3.                                      Additional Indiana Properties.  In lieu of the Quartzsite Development Property, TA Operating will sell, and HPT-TA LLC Landlord will acquire, on the date hereof, the Additional Indiana Properties and any related Intangible Property on the terms and conditions applicable to the purchase and sale of the Development Properties set forth in the Transaction Agreement, as amended hereby, except as otherwise provided herein, in consideration of the payment by HPT of a cash purchase price equal to $23,876,000.00, of which $10,682,000.00 shall be allocated to the Brazil Property and $13,194,000.00 shall be allocated to the Remington Property.  The “base year” for the Additional Indiana Properties shall be the 2017 calendar year.

The Brazil Property shall be added to the Amended and Restated Lease No. 3 and the Remington Property will be added to Amended and Restated Lease No. 1, in each case pursuant to lease amendments in the forms attached to this Amendment.

4.                                      Environmental Matters.  The representations and warranties made by the TA Parties to the HPT-TA Landlord in Section 2.4 of the Transaction Agreement are incorporated into this Amendment by this reference and are remade as of the date hereof as to the Additional Indiana Properties only; provided, however, that HPT-TA Landlord hereby acknowledges that the Remington Property is subject to the terms of that certain Environmental Restrictive Covenant, dated as of January 16, 2013, by TA Operating and, accordingly, the representations and warranties made by the TA Parties in Section 2.4(b) of the Transaction Agreement with respect to the Remington Property are being made subject to the terms of such Environmental Restrictive Covenant and all matters disclosed therein; provided, further, that the TA Parties hereby represent and warrant to HPT-TA Landlord that the Remington Property and TA Operating are in compliance with all of the terms of such Environmental Restrictive Covenant in all material respects.  For purposes of the representation and warranty made in Section 2.4(d) of the Transaction Agreement, the reference therein to Schedule 11 shall refer to Schedule 11 attached to this Amendment.

5.                                      Representations and Warranties.  All of the representations and warranties of the parties set forth in Section 4 of the Transaction Agreement are hereby remade by the applicable parties as of the date hereof.

6.                                      Exhibit A.  Exhibit A to the Transaction Agreement is further amended by (a) deleting the first page therefrom in its entirety and replacing it with the first page of Exhibit A attached to this Amendment and (b) adding Exhibit A-27 and Exhibit A-28 attached to this Amendment immediately following Exhibit A-26 to the Transaction Agreement.

7.                                      Schedule 2.  Schedule 2 to the Transaction Agreement is further amended to include the following entries:

Petro Brazil

1035 West State Road 42
Brazil, Indiana 47834

Petro Remington

4230 West Highway 24
Remington, Indiana 47977

8.                                      Schedule 6.  Schedule 6 to the Transaction Agreement is further amended to include the following entries:

Real Property	Survey

Brazil, IN 1035 West State Road 42 Brazil, Indiana 47834	ALTA/NSPS Land Title Survey of 22.28 Acre Conveyed to TA Operating LLC Located in the NE 1/4 , Sec. 36. T.12N, R.7W, dated April 28, 2016, prepared by ASA

2

Real Property	Survey

Land Surveying (Ref. No. 16-054)

Remington, IN 4230 West Highway 24 Remington, Indiana 47977

ALTA/NSPS Land Title Survey for 4230 W. Highway 24, Remington, Indiana, dated April 4, 2016, last revised April 8, 2016, prepared by Global Land Solutions, LLC, coordinated by Commercial Due Diligence Services

9.                                      Schedule 7.  Schedule 7 to the Transaction Agreement is further amended to include the following entries:

Real Property	Title

Brazil, IN 1035 West State Road 42 Brazil, Indiana 47834	Title Commitment NCS-784030-BOS1, having an effective date of March 21, 2016, issued by First American.

Remington, IN 4230 West Highway 24 Remington, Indiana 47977	Title Commitment No. NCS-784031-BOS1, having an effective date of March 11, 2016, issued by First American.

10.                               Amendments to Leases.  Contemporaneously with the execution and delivery of this Amendment, HPT TA Landlord and TA Operating shall enter into amendments of the Amended and Restated TA Leases in the forms attached hereto as Exhibit B-1 through Exhibit B-4 and HPT-PSC Landlord and TA Operating shall enter into an amendment of the Petro Lease in the form attached to this Amendment as Exhibit B-5 (collectively, the “Lease Amendments”), and TA LLC and TA Holding shall execute such Lease Amendments as provided therein.

11.                               2007 Transaction Agreement.  Reference is made to that certain Transaction Agreement, dated as of January 29, 2007, among HPT, HPT-TA Landlord, TA LLC and The RMR Group Inc., as successor in interest to Reit Management & Research LLC (the “2007 Transaction Agreement”).  The parties hereto acknowledge and agree that the terms and provisions of the Lease Amendments amend and restate the terms and provisions of Section 3.2 of the 2007 Transaction Agreement.

12.                               Ratification.  The Transaction Agreement (as amended by this Amendment) is hereby ratified and confirmed.

13.                               Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

3

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as a sealed instrument as of the date first above written.

HOSPITALITY PROPERTIES TRUST

By:	/s/ John G. Murray
Name: John G. Murray
Title: President

HPT TA PROPERTIES TRUST

By:	/s/ John G. Murray
Name: John G. Murray
Title: President

HPT TA PROPERTIES LLC

By:	/s/ John G. Murray
Name: John G. Murray
Title: President

HPT PSC PROPERTIES TRUST

By:	/s/ John G. Murray
Name: John G. Murray
Title: President

HPT PSC PROPERTIES LLC

By:	/s/ John G. Murray
Name: John G. Murray
Title: President

[Signature Page to First Amendment to Transaction Agreement]

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Mark R. Young
Name: Mark R. Young
Title: Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

By:	/s/ Mark R. Young
Name: Mark R. Young
Title: Executive Vice President

TA OPERATING LLC

By:	/s/ Mark R. Young
Name: Mark R. Young
Title: Executive Vice President

[Signature Page to First Amendment to Transaction Agreement]

Schedule 11

Tanks

Site Name	Facility ID/ Tank ID	Tank #	Tank Type	Active/ Abandoned	Single/Split	Volume	Substance Stored
Brazil	2640	7	UST	Active	Single	8000	DEF
Brazil	2640	1	UST	Removed	Single	8000	Premium UL
Brazil	2640	2	UST	Removed	Single	20000	Regular UL
Brazil	2640	3	UST	Active	Single	20000	Diesel
Brazil	2640	4	UST	Active	Single	20000	Diesel
Brazil	2640	5	UST	Active	Single	12000	Regular UL
Brazil	2640	6	UST	Active	Single	10000	Premium UL
Brazil	2640	AST 1	AST	Active	NA	600	Motor Oil
Brazil	2640	AST 2	AST	Active	NA	600	Motor Oil
Remington	15483	14	UST	Active	Single	10000	DEF
Remington	15483	1	UST	Active	Single	12000	Diesel
Remington	15483	2	UST	Active	Single	12000	Diesel
Remington	15483	3	UST	Active	Single	12000	Diesel
Remington	15483	4	UST	Active	Single	12000	Diesel
Remington	15483	5	UST	Active	Single	10000	Unleaded Gasoline
Remington	15483	6	UST	Active	Single	10000	Unleaded Gasoline
Remington	15483	7	UST	Active	Single	10000	Premium Gasoline
Remington	15483	8	UST	Removed	Single	4000	Kerosene
Remington	15483	9	UST	Removed	Single	4000	Used Oil
Remington	15483	10	UST	Removed	Single	4000	New Oil
Remington	15483	11	UST	Active	Single	4000	Waste Oil
Remington	15483	12	UST	Active	Single	4000	Lube Oil
Remington	15483	13	UST	Active	Single	4000	Lube Oil

Exhibit A

Land

Ex.	Site Name	Street Address	City	State	Owner
A-1	Petro Gadsden	1724 West Grand Ave.	Gadsden	AL	TA Operating
A-2	TA Montgomery	980 West South Blvd.	Montgomery	AL	HPT-TA Trust Landlord
A-3	TA Holbrook	3747 Express Dr.	Holbrook	AZ	TA Operating
A-4	Intentionally deleted
A-5	TA Livingston	435 Winton Pkwy.	Livingston	CA	TA Operating
A-6	Petro Santa Nella	28991 West Gonzaga Road	Santa Nella	CA	TA Operating
A-7	TA Jackson	PO Box 967	Jackson	GA	HPT-TA LLC Landlord
A-8	TA Effingham	1702 W. Evergreen	Effingham	IL	TA Operating
A-9	Petro Monee	5915 Monee Rd.	Monee	IL	TA Operating
A-10	TA Morris	21 Romines Drive	Morris	IL	TA Operating
A-11	Petro Wilmington	Lorenzo Road	Wilmington	IL	TA Operating
A-12	Petro Gary	3001 Grant St.	Gary	IN	TA Operating
A-13	Petro Greensburg	1409 S. Country Rd #850 E.	Greensburg	IN	TA Operating
A-14	TA Porter South	1441 W. Highway 20	Porter	IN	TA Operating
A-15	TA Beto Junction	2775 U.S. Hwy 75	Lebo	KS	TA Operating
A-16	TA Greenwood	8560 Greenwood Rd.	Greenwood	LA	TA Operating
A-17	TA Battle Creek	15874 Eleven Mile Rd.	Battle Creek	MI	TA Operating
A-18	TA Columbia	Bluff Road	Columbia	SC	TA Operating
A-19	Petro Florence	3001 TV Road	Florence	SC	TA Operating
A-20	TA Knoxville	615 Watt Road	Knoxville	TN	HPT-TA Trust Landlord
A-21	TA Pioneer	289 Howard Baker Highway	Pioneer	TN	TA Operating LLC
A-22	TA Denton	6420 N I-35	Denton	TX	HPT-TA Trust Landlord
A-23	TA Edinburg	8301 N Expressway 281	Edinburg	TX	TA Operating
A-24	TA Hillsboro	US 77	Hillsboro	TX	TA Operating
A-25	TA Laredo	1010 Beltway Parkway	Laredo	TX	TA Operating
A-26	TA Sweetwater	PO Box 1578	Sweetwater	TX	HPT-TA Trust Landlord
A-27	Petro Brazil	1035 W. State Road 42	Brazil	IN	TA Operating
A-28	Petro Remington	4230 W. Highway 24	Remington	IN	TA Operating

Note:  For the avoidance of doubt, the land owned or ground leased by HPT-TA Trust Landlord or HPT-TA LLC Landlord and identified on Schedule 3, Schedule 4-A and Schedule 4-C of this Agreement in connection with certain of the TA Legacy Properties is not included in the defined term Land for purposes of this Agreement.

EXHIBIT A-27

Petro Brazil

1035 West State Road 42
Brazil, Indiana 47834

Real property in the City of Brazil, County of Clay, State of Indiana, described as follows:

TRACT I:

A PART OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 12 NORTH, RANGE 7 WEST, MORE PARTICULARLY DESCRIBED TO-WIT:

BEGINNING AT THE NORTHEAST CORNER OF SECTION 36; THENCE NORTH 87 DEGREES 48 MINUTES 30 SECONDS WEST 740 FEET ALONG THE NORTH LINE OF SAID SECTION TO A POINT; THENCE SOUTH 00 DEGREES 38 MINUTES 00 SECONDS WEST 775 FEET TO A POINT; THENCE SOUTH 87 DEGREES 48 MINUTES 30 SECONDS EAST 740 FEET TO A POINT ON THE EAST LINE OF SECTION 36; THENCE NORTH 00 DEGREES 38 MINUTES 00 SECONDS EAST ALONG THE EAST LINE OF SAID SECTION 36, 775 FEET TO THE PLACE OF BEGINNING.

TRACT II:

A PART OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 12 NORTH, RANGE 7 WEST, MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO-WIT:

BEGINNING AT A POINT 740 FEET WEST OF THE NORTHEAST CORNER OF SECTION 36; THENCE SOUTH PARALLEL WITH THE EAST SECTION LINE 775 FEET; THENCE WEST PARALLEL WITH THE NORTH SECTION LINE 290 FEET; THENCE NORTH 775 FEET TO THE NORTH SECTION LINE OF SECTION 36; THENCE EAST ALONG THE SECTION LINE 290 FEET TO THE PLACE OF BEGINNING.

TRACT III:

A PART OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 12 NORTH, RANGE 7 WEST, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT 1030 FEET WEST OF THE NORTHEAST CORNER OF SECTION 36; THENCE SOUTH PARALLEL WITH THE EAST SECTION LINE 775 FEET; THENCE WEST 290 FEET; THENCE NORTH 775 FEET TO THE NORTH SECTION LINE OF SECTION 36; THENCE EAST ALONG THE NORTH SECTION LINE 290 FEET TO THE PLACE OF BEGINNING.

EXCEPTING THEREFROM, A PART OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 12 NORTH, RANGE 7 WEST, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 12 NORTH, RANGE 7 WEST;

THENCE EAST 190 FEET; THENCE SOUTH 270 FEET; THENCE WEST 190 FEET; THENCE NORTH 270 FEET TO THE POINT OF BEGINNING.

Exhibit A-27

EXHIBIT A-28

Petro Remington

4230 West Highway 24
Remington, Indiana 47977

Real property in the City of Remington, County of Jasper, State of Indiana, described as follows:

TRACT NO. 1:

A PART OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 27 NORTH, RANGE 6 WEST, IN CARPENTER TOWNSHIP, JASPER COUNTY, INDIANA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID QUARTER; THENCE ON AND ALONG THE SOUTH LINE THEREOF, NORTH 89 DEGREES 18 MINUTES 50 SECONDS WEST (BEARING DERIVED FROM U.S. #24 AND I-65 HIGHWAY PLANS) 2060.28 FEET; THENCE LEAVING THE SAID SOUTH LINE, NORTH 00 DEGREES 40 MINUTES 30 SECONDS EAST 83.16 FEET TO THE POINT OF BEGINNING, SAID POINT ALSO BEING ON THE NORTH RIGHT-OF-WAY LINE OF U.S. #24 AND 250.00 FEET WEST OF THE TERMINAL POINT OF LIMITED ACCESS RIGHT-OF-WAY OF INTERSTATE 65, AND THE SOUTHWEST CORNER OF THE TRACT CONVEYED TO SUN OIL COMPANY BY DEED RECORDED IN DEED RECORD 169 PAGE 463; THENCE ON AND ALONG THE SAID RIGHT-OF-WAY NORTH 89 DEGREES 19 MINUTES 30 SECONDS WEST 100.00 FEET; THENCE LEAVING THE SAID RIGHT-OF-WAY SOUTH 00 DEGREES 40 MINUTES 30 SECONDS WEST 83.14 FEET TO THE SOUTH LINE OF THE SAID QUARTER SECTION; THENCE ON AND ALONG THE SAID SOUTH LINE NORTH 89 DEGREES 18 MINUTES 50 SECONDS WEST 300.00 FEET; THENCE LEAVING THE SAID LINE NORTH 00 DEGREES 40 MINUTES 30 SECONDS EAST 761.59 FEET; THENCE PARALLEL WITH THE CENTERLINE OF U.S. #24, SOUTH 89 DEGREES 19 MINUTES 30 SECONDS EAST 600.00 FEET; THENCE SOUTH 00 DEGREES 40 MINUTES 30 SECONDS WEST 478.51 FEET; THENCE PARALLEL WITH THE CENTER LINE OF U.S. #24, NORTH 89 DEGREES 19 MINUTES 30 SECONDS WEST 200.00 FEET; THENCE SOUTH 00 DEGREES 40 MINUTES 30 SECONDS WEST 200.00 FEET TO THE POINT OF BEGINNING.

TRACT NO. 2:

THAT PART OF THE SOUTH HALF OF SECTION 20, TOWNSHIP 27 NORTH, RANGE 6 WEST IN CARPENTER TOWNSHIP, JASPER COUNTY, INDIANA, DESCRIBED BY:

BASIS OF BEARINGS: INDIANA STATE PLAN COORDINATE SYSTEM, WEST ZONE.

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 20; THENCE SOUTH 89 DEGREES 23 MINUTES 25 SECONDS EAST ALONG THE SECTION LINE, A DISTANCE OF 2844.90 FEET; THENCE NORTH 00 DEGREES 37 MINUTES 43 SECONDS EAST, A DISTANCE OF 761.59 FEET TO THE NORTHWEST CORNER OF THE I-69 AUTO TRUCK PLAZA, INC. PROPERTY, AS DESCRIBED IN DEED RECORD 204 PAGE 461, JASPER COUNTY RECORDER’S OFFICE AND THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE NORTH 00 DEGREES 37 MINUTES 43 SECONDS EAST, A DISTANCE OF 200.00 FEET; THENCE SOUTH 89 DEGREES 22 MINUTES 17 SECONDS

EAST, A DISTANCE OF 600.00 FEET; THENCE SOUTH 00 DEGREES 37 MINUTES 43 SECONDS WEST, A DISTANCE OF 200.00 FEET TO AN EXISTING SURVEY MARKER LOCATED AT THE NORTHEAST CORNER OF SAID I-69 AUTO TRUCK PLAZA, INC. PROPERTY; THENCE NORTH 89 DEGREES 22 MINUTES 17 SECONDS WEST ALONG THE NORTH LINE OF SAID I-69 AUTO TRUCK PLAZA, INC. PROPERTY, A DISTANCE OF 600.00 FEET TO THE POINT OF BEGINNING.

TRACT NO. 3:

THAT PART OF THE SOUTH HALF OF SECTION 20, TOWNSHIP 27 NORTH, RANGE 6 WEST IN CARPENTER TOWNSHIP, JASPER COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 20; THENCE SOUTH 89 DEGREES 23 MINUTES 25 SECONDS EAST ALONG THE SECTION LINE, A DISTANCE OF 2844.90 FEET; THENCE NORTH 00 DEGREES 37 MINUTES 43 SECONDS EAST, A DISTANCE OF 961.59 FEET TO THE NORTHWEST CORNER OF THE I-69 AUTO TRUCK PLAZA, INC. PROPERTY, AND THE POINT OF BEGINNING OF THIS DESCRIPTION;

THENCE NORTH 00 DEGREES 37 MINUTES 43 SECONDS EAST, A DISTANCE OF 150.00 FEET; THENCE SOUTH 89 DEGREES 22 MINUTES 17 SECONDS EAST, A DISTANCE OF 600.00 FEET; THENCE SOUTH 00 DEGREES 37 MINUTES 43 SECONDS WEST, A DISTANCE OF 150.00 FEET; THENCE NORTH 89 DEGREES 22 MINUTES 17 SECONDS WEST ALONG THE NORTH LINE OF SAID I-69 AUTO TRUCK PLAZA, INC. PROPERTY, A DISTANCE OF 600.00 FEET TO THE POINT OF BEGINNING.

ALL IN JASPER COUNTY, INDIANA.

PIN NUMBERS: 37-02-20-000-08-000-002

37-02-20-000-015-000-002

37-02-20-000-009-001-002

Exhibit A-28

Exhibit B-1

Amendment to Amended and Restated TA Lease No. 1

(See attached copy.)

FIRST AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 1

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 1 (this “Amendment”) is made and entered into as of [•], 2016, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 1, dated as of June 9, 2015 (the “Lease”);

WHEREAS, simultaneously herewith, HPT TA Properties LLC has acquired from Tenant certain land and improvements comprising a travel center having an address at 4230 West Highway 24, Remington, Indiana 47977, as further described on Exhibit A-40 attached to this Amendment (collectively, the “Remington Property”);

WHEREAS, Landlord and Tenant desire to amend the Lease to include the Remington Property as a Property (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) and in certain other respects; and

WHEREAS, Guarantor is executing this Amendment to confirm the continuation of the Guaranty;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Base Year.  The defined term “Base Year” set forth in Section 1.10 of the Lease shall mean, with respect to the Remington Property, the 2017 calendar year.

2.                                      Commencement Date.  The defined term “Commencement Date” set forth in Section 1.18 of the Lease shall mean, with respect to the Remington Property, the date of this Amendment.

3.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is hereby deleted in its entirety and replaced with the following:

1.66                        “Minimum Rent” shall mean Fifty Million Three Hundred Nineteen Thousand One Hundred Seventy-Six and 44/100ths Dollars ($50,319,176.44).

Exhibit B-1

4.                                      Leased Property.  Section 2.1(a) of the Lease is hereby amended by deleting the reference to “Exhibits A-1 through A-39” in the second line thereof and replacing it with a reference to “Exhibits A-1 through A-40.”

5.                                      Right to Repool Properties.  A new Section 2.5 is added to the Lease immediately after Section 2.4 as follows:

2.5                               Right to Repool Properties.  Landlord shall have the right from time to time in connection with a financing or other capital raising transaction to terminate the Term of this Agreement with respect to one or more Properties and contemporaneously to lease such Properties back to Tenant or an Affiliated Person as to Tenant under one of the Other Leases, and/or that certain Lease Agreement, dated as of May 30, 2007, among HPT PSC Properties Trust, HPT PSC Properties LLC, and Tenant, as amended, and/or one or more new lease(s) as determined by Landlord (a “repooling”), provided that Landlord shall have obtained Tenant’s prior written consent to any such repooling, which consent shall not be unreasonably withheld, conditioned or delayed.  Each party agrees to execute and deliver such documentation as the other party may reasonably request in connection with any such new lease or repooling, including, without limitation, a new lease, a lease amendment, and a new guaranty from Guarantor or confirmation from Guarantor that its existing Guaranty applies to any such new lease or lease amendment.

6.                                      Right of First Refusal.  A new Section 2.6 is added to the Lease immediately after the new Section 2.5 as follows:

2.6                               Right of First Refusal.

(a)                           At no time during the term of this Agreement may Tenant or any Affiliated Person as to Tenant (including, without limitation, TCA or any Affiliated Person as to TCA), directly or indirectly, purchase, lease, mortgage or otherwise finance (including through a sale and leaseback transaction), or participate in the purchase, lease, mortgage or financing of, any Travel Center, or any property intended to be used as a Travel Center, other than a Travel Center or property that is operated or proposed to be operated as a “Petro” or “Petro Stopping Center” or otherwise under the “Petro” brand, in the United States or Canada, without first having (i) provided written notice of such proposed transaction to Landlord, describing such proposed transaction in sufficient detail (including pricing and all other material terms) and offering Landlord the right to purchase, lease, mortgage or finance such Travel Center or property and (ii) negotiated in good faith with Landlord.  If, after ten (10) Business Days, Landlord and Tenant (or any applicable Affiliated Person as to Tenant) have not reached agreement on the terms of such purchase, lease, mortgage or financing, Tenant (or such Affiliated Person as to Tenant) will be free to purchase, lease, mortgage or finance such Travel Center or property itself or with others, free of the restrictions of this Section 2.6.

(b)                                 Tenant agrees that irreparable damage would occur if its obligations under this Section 2.6 were not performed in accordance with their

Exhibit B-1

terms and that Landlord’s remedy at law for Tenant’s breach of its obligations under this Section 2.6 would be inadequate.  Upon any such breach, Landlord shall be entitled (in addition to any other rights or remedies it may have at law) to seek an injunction enjoining and restraining Tenant and/or such Affiliated Person as to Tenant from continuing such breach.  Tenant agrees that the period of restriction and the geographical area of restriction imposed upon Tenant are fair and reasonable.  If the provisions of this Section 2.6 relating to the period or the area of restriction are determined to exceed the maximum period or areas which a court having jurisdiction over the matter would deem enforceable, such period or area shall, for purposes of this Agreement, be deemed to be the maximum period or area which such court determines valid and enforceable.  Nothing contained in this Section 2.6(b) shall limit Landlord from pursuing any other rights or remedies available to it for any breach by Tenant of any of its obligations under Section 2.6 (including, without limitation, any of the rights or remedies contemplated by Article 12 of this Agreement).

7.                                      Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-39” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-40” attached hereto and (b) adding Exhibit A-40 attached to this Amendment immediately following Exhibit A-39 to the Lease.

8.                                      Exhibit C.  Exhibit C to the Lease is hereby deleted in its entirety and replaced with Exhibit C attached to this Amendment.

9.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

10.                               Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Exhibit B-1

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST

By:
John G. Murray
President

HPT TA PROPERTIES LLC

By:
John G. Murray
President

TENANT:

TA OPERATING LLC

By:
Mark R. Young
Executive Vice President

Exhibit B-1

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty; and said Guarantors furthermore agree to enter into similar confirmations as to any future amendment(s) of the Lease, as amended by this Amendment, entered into pursuant to Section 2.5 thereof and to enter into a guaranty (in form similar to the Guaranty) of the obligations of the tenant under any new lease entered into pursuant to said Section 2.5.  Furthermore, each Guarantor acknowledges the terms and provisions of Section 2.6 of the Lease, as amended by this Amendment, and agrees that it shall comply (and it shall cause all of its Affiliated Persons to comply) with the terms and provisions of said Section 2.6, as if each such Guarantor and any such Affiliated Person had executed said Lease as Tenant thereunder.

TRAVELCENTERS OF AMERICA LLC

By:
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

By:
Mark R. Young
Executive Vice President

Exhibit B-1

EXHIBITS A-1 through A-40

Land

Exhibit	TA Site No.	Property Address
A-1	352	1724 West Grand Avenue, Gadsden, AL 35904.
A-2	226	1501 N. Fort Grant Road, Wilcox, AZ 85643.
A-3	160	27769 Lagoon Drive, Buttonwillow, CA 93206.
A-4	162	4325 Guasti Road, Ontario, CA 91761.
A-5	163	12310 S. Highway 33, Santa Nella, CA 95322.
A-6	174	12151 W. 44th Avenue, Wheat Ridge (Denver West), CO 80033.
A-7	171	3 East Industrial Road , Branford (New Haven), CT 06405.
A-8	178	2112 Highway 71 South, Marianna, FL 32448.
A-9	197	8909 20th Street, Vero Beach, FL 32966.
A-10	177	4401 Highway 17, Richmond Hill (Savannah), GA 31324.
A-11	44	19 N. 430 Route 20, Hampshire (Elgin), IL 60140.
A-12	236	21 Romines Dr., Morris, IL 60450.
A-13	379	1409 S. Country Road #850 East, Greensburg, IN 47240.
A-14	219	1201 Ripley Street, Lake Station, IN 46405.
A-15	46	224 Highway 65 South, Tallulah, LA 71284.
A-16	151	7401 Assateague Drive, Jessup, MD 20794.
A-17	89	200 Baker Road, Dexter (Ann Arbor), MI 48130.
A-18	47	2150 Russell Mt. Gilead Rd., Meridian, MS 39301.
A-19	18	102 NW 4th Street, Concordia, MO 64020.
A-20	172	200 North McCarran Blvd., Sparks, NV 89431.
A-21	211	108 Ocean Drive, Greenland, NH 03840.
A-22	8	3404 W. Highway 66, Gallup, NM 87301.
A-23	14	202 N. Motel Blvd., Las Cruces, NM 88005.
A-24	208	9616 Commerce Drive, Dansville, NY 14437.
A-25	24	940 US Rt. 42, NE, London, OH 43140.
A-26	15	8834 Lake Road, Seville, OH 44273.
A-27	58	5400 Seventy Six Drive, Youngstown, OH 44515.
A-28	212	6 Buckhorn Road, Bloomsburg, PA 17815.
A-29	3	245 Allegheny Blvd., Brookville, PA 15825.
A-30	393	3001 TV Road, Florence, SC 29501.
A-31	117	13011 Old Hickory Blvd., Antioch, TN 37013.
A-32	231	802 E. York, Highway 59, Ganado, TX 77962.
A-33	49	2105 S. Goliad Street, Rockwall, TX 75087.
A-34	60	8836 N. Highway 40, Tooele (Salt Lake City), UT 84074.
A-35	143	1025 Peppers Ferry Rd., Wytheville, VA 24382.
A-36	176	46630 North Bend Way, North Bend (Seattle East), WA 98045.
A-37	149	4195 State Rt. 34, Hurricane, WV 25526.
A-38	192	713 Highway 12, Hudson, WI 54016.
A-39	187	4000 I-80 Service Rd., Burns (Cheyenne), WY 82053.
A-40	382	4230 West Highway 24, Remington, IN 47977.

[See attached copies.]

Exhibit B-1

EXHIBIT A-40

Petro Remington

4230 West Highway 24
Remington, Indiana 47977

Real property in the City of Remington, County of Jasper, State of Indiana, described as follows:

TRACT NO. 1:

A PART OF THE SOUTHEAST QUARTER OF SECTION 20, TOWNSHIP 27 NORTH, RANGE 6 WEST, IN CARPENTER TOWNSHIP, JASPER COUNTY, INDIANA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SAID QUARTER; THENCE ON AND ALONG THE SOUTH LINE THEREOF, NORTH 89 DEGREES 18 MINUTES 50 SECONDS WEST (BEARING DERIVED FROM U.S. #24 AND I-65 HIGHWAY PLANS) 2060.28 FEET; THENCE LEAVING THE SAID SOUTH LINE, NORTH 00 DEGREES 40 MINUTES 30 SECONDS EAST 83.16 FEET TO THE POINT OF BEGINNING, SAID POINT ALSO BEING ON THE NORTH RIGHT-OF-WAY LINE OF U.S. #24 AND 250.00 FEET WEST OF THE TERMINAL POINT OF LIMITED ACCESS RIGHT-OF-WAY OF INTERSTATE 65, AND THE SOUTHWEST CORNER OF THE TRACT CONVEYED TO SUN OIL COMPANY BY DEED RECORDED IN DEED RECORD 169 PAGE 463; THENCE ON AND ALONG THE SAID RIGHT-OF-WAY NORTH 89 DEGREES 19 MINUTES 30 SECONDS WEST 100.00 FEET; THENCE LEAVING THE SAID RIGHT-OF-WAY SOUTH 00 DEGREES 40 MINUTES 30 SECONDS WEST 83.14 FEET TO THE SOUTH LINE OF THE SAID QUARTER SECTION; THENCE ON AND ALONG THE SAID SOUTH LINE NORTH 89 DEGREES 18 MINUTES 50 SECONDS WEST 300.00 FEET; THENCE LEAVING THE SAID LINE NORTH 00 DEGREES 40 MINUTES 30 SECONDS EAST 761.59 FEET; THENCE PARALLEL WITH THE CENTERLINE OF U.S. #24, SOUTH 89 DEGREES 19 MINUTES 30 SECONDS EAST 600.00 FEET; THENCE SOUTH 00 DEGREES 40 MINUTES 30 SECONDS WEST 478.51 FEET; THENCE PARALLEL WITH THE CENTER LINE OF U.S. #24, NORTH 89 DEGREES 19 MINUTES 30 SECONDS WEST 200.00 FEET; THENCE SOUTH 00 DEGREES 40 MINUTES 30 SECONDS WEST 200.00 FEET TO THE POINT OF BEGINNING.

TRACT NO. 2:

THAT PART OF THE SOUTH HALF OF SECTION 20, TOWNSHIP 27 NORTH, RANGE 6 WEST IN CARPENTER TOWNSHIP, JASPER COUNTY, INDIANA, DESCRIBED BY:

BASIS OF BEARINGS: INDIANA STATE PLAN COORDINATE SYSTEM, WEST ZONE.

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 20; THENCE SOUTH 89 DEGREES 23 MINUTES 25 SECONDS EAST ALONG THE SECTION LINE, A DISTANCE OF 2844.90 FEET; THENCE NORTH 00 DEGREES 37 MINUTES 43 SECONDS EAST, A DISTANCE OF 761.59 FEET TO THE NORTHWEST CORNER OF THE I-69 AUTO TRUCK PLAZA, INC. PROPERTY, AS DESCRIBED IN DEED RECORD 204 PAGE 461, JASPER COUNTY RECORDER’S OFFICE AND THE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE NORTH 00 DEGREES 37 MINUTES 43 SECONDS EAST, A DISTANCE OF 200.00 FEET; THENCE SOUTH 89 DEGREES 22 MINUTES 17 SECONDS

Exhibit B-1

EAST, A DISTANCE OF 600.00 FEET; THENCE SOUTH 00 DEGREES 37 MINUTES 43 SECONDS WEST, A DISTANCE OF 200.00 FEET TO AN EXISTING SURVEY MARKER LOCATED AT THE NORTHEAST CORNER OF SAID I-69 AUTO TRUCK PLAZA, INC. PROPERTY; THENCE NORTH 89 DEGREES 22 MINUTES 17 SECONDS WEST ALONG THE NORTH LINE OF SAID I-69 AUTO TRUCK PLAZA, INC. PROPERTY, A DISTANCE OF 600.00 FEET TO THE POINT OF BEGINNING.

TRACT NO. 3:

THAT PART OF THE SOUTH HALF OF SECTION 20, TOWNSHIP 27 NORTH, RANGE 6 WEST IN CARPENTER TOWNSHIP, JASPER COUNTY, INDIANA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 20; THENCE SOUTH 89 DEGREES 23 MINUTES 25 SECONDS EAST ALONG THE SECTION LINE, A DISTANCE OF 2844.90 FEET; THENCE NORTH 00 DEGREES 37 MINUTES 43 SECONDS EAST, A DISTANCE OF 961.59 FEET TO THE NORTHWEST CORNER OF THE I-69 AUTO TRUCK PLAZA, INC. PROPERTY, AND THE POINT OF BEGINNING OF THIS DESCRIPTION;

THENCE NORTH 00 DEGREES 37 MINUTES 43 SECONDS EAST, A DISTANCE OF 150.00 FEET; THENCE SOUTH 89 DEGREES 22 MINUTES 17 SECONDS EAST, A DISTANCE OF 600.00 FEET; THENCE SOUTH 00 DEGREES 37 MINUTES 43 SECONDS WEST, A DISTANCE OF 150.00 FEET; THENCE NORTH 89 DEGREES 22 MINUTES 17 SECONDS WEST ALONG THE NORTH LINE OF SAID I-69 AUTO TRUCK PLAZA, INC. PROPERTY, A DISTANCE OF 600.00 FEET TO THE POINT OF BEGINNING.

ALL IN JASPER COUNTY, INDIANA.

PIN NUMBERS: 37-02-20-000-08-000-002

37-02-20-000-015-000-002

37-02-20-000-009-001-002

Exhibit B-1

EXHIBIT C

Petro Properties

TA Site No.	Property Address
352	1724 West Grand Avenue, Gadsden, AL 35904.
379	1409 S. Country Road #850 East, Greensburg, IN 47240.
393	3001 TV Road, Florence, SC 29501.
382	4230 West Highway 24, Remington, IN 47977

Exhibit B-1

Exhibit B-2

Amendment to Amended and Restated TA Lease No. 2

(See attached copy.)

FOURTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 2

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 2 (this “Amendment”) is made and entered into as of [•], 2016, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 2, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 16, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 2, dated as of June 23, 2015, and that certain Third Amendment to Amended and Restated Lease No. 2, dated as of September 23, 2015 (as so amended, the “Lease”);

WHEREAS, Landlord and Tenant desire to amend the Lease in certain respects; and

WHEREAS, Guarantor (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) is executing this Amendment to confirm the continuation of the Guaranty;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Right to Repool Properties.  A new Section 2.5 is added to the Lease immediately after Section 2.4 as follows:

2.5                               Right to Repool Properties.  Landlord shall have the right from time to time in connection with a financing or other capital raising transaction to terminate the Term of this Agreement with respect to one or more Properties and contemporaneously to lease such Properties back to Tenant or an Affiliated Person as to Tenant under one of the Other Leases, and/or that certain Lease Agreement, dated as of May 30, 2007, among HPT PSC Properties Trust, HPT PSC Properties LLC, and Tenant, as amended, and/or one or more new lease(s) as determined by Landlord (a “repooling”), provided that Landlord shall have obtained Tenant’s prior written consent to any such repooling, which consent shall not be unreasonably withheld, conditioned or delayed.  Each party agrees to execute and deliver such documentation as the other party may reasonably request in connection with any such new lease or repooling, including, without limitation, a new lease, a lease amendment, and a new guaranty from Guarantor or confirmation from Guarantor that its existing Guaranty applies to any such new lease or lease amendment.

Exhibit B-2

3.                                      Right of First Refusal.  A new Section 2.6 is added to the Lease immediately after new Section 2.5 as follows:

2.6                               Right of First Refusal.

(a)                                 At no time during the term of this Agreement may Tenant or any Affiliated Person as to Tenant (including, without limitation, TCA or any Affiliated Person as to TCA), directly or indirectly, purchase, lease, mortgage or otherwise finance (including through a sale and leaseback transaction), or participate in the purchase, lease, mortgage or financing of, any Travel Center, or any property intended to be used as a Travel Center, other than a Travel Center or property that is operated or proposed to be operated as a “Petro” or “Petro Stopping Center” or otherwise under the “Petro” brand, in the United States or Canada, without first having (i) provided written notice of such proposed transaction to Landlord, describing such proposed transaction in sufficient detail (including pricing and all other material terms) and offering Landlord the right to purchase, lease, mortgage or finance such Travel Center or property and (ii) negotiated in good faith with Landlord.  If, after ten (10) Business Days, Landlord and Tenant (or any applicable Affiliated Person as to Tenant) have not reached agreement on the terms of such purchase, lease, mortgage or financing, Tenant (or such Affiliated Person as to Tenant) will be free to purchase, lease, mortgage or finance such Travel Center or property itself or with others, free of the restrictions of this Section 2.6.

(b)                                 Tenant agrees that irreparable damage would occur if its obligations under this Section 2.6 were not performed in accordance with their terms and that Landlord’s remedy at law for Tenant’s breach of its obligations under this Section 2.6 would be inadequate.  Upon any such breach, Landlord shall be entitled (in addition to any other rights or remedies it may have at law) to seek an injunction enjoining and restraining Tenant and/or such Affiliated Person as to Tenant from continuing such breach.  Tenant agrees that the period of restriction and the geographical area of restriction imposed upon Tenant are fair and reasonable.  If the provisions of this Section 2.6 relating to the period or the area of restriction are determined to exceed the maximum period or areas which a court having jurisdiction over the matter would deem enforceable, such period or area shall, for purposes of this Agreement, be deemed to be the maximum period or area which such court determines valid and enforceable.  Nothing contained in this Section 2.6(b) shall limit Landlord from pursuing any other rights or remedies available to it for any breach by Tenant of any of its obligations under Section 2.6 (including, without limitation, any of the rights or remedies contemplated by Article 12 of this Agreement).

Exhibit B-2

4.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

5.                                      Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Exhibit B-2

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST

By:
John G. Murray
President

HPT TA PROPERTIES LLC

By:
John G. Murray
President

TENANT:

TA OPERATING LLC

By:
Mark R. Young
Executive Vice President

Exhibit B-2

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty; and said Guarantors furthermore agree to enter into similar confirmations as to any future amendment(s) of the Lease, as amended by this Amendment, entered into pursuant to Section 2.5 thereof and to enter into a guaranty (in form similar to the Guaranty) of the obligations of the tenant under any new lease entered into pursuant to said Section 2.5.  Furthermore, each Guarantor acknowledges the terms and provisions of Section 2.6 of the Lease, as amended by this Amendment, and agrees that it shall comply (and it shall cause all of its Affiliated Persons to comply) with the terms and provisions of said Section 2.6, as if each such Guarantor and any such Affiliated Person had executed said Lease as Tenant thereunder.

TRAVELCENTERS OF AMERICA LLC

By:
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

By:
Mark R. Young
Executive Vice President

Exhibit B-2

Exhibit B-3

Amendment to Amended and Restated TA Lease No. 3

(See attached copy.)

Exhibit B-3

SECOND AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 3

THIS SECOND AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 3 (this “Amendment”) is made and entered into as of [•], 2016, by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 3, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 3, dated as of September 23, 2015 (as so amended, the “Lease”);

WHEREAS, simultaneously herewith, HPT TA Properties LLC has acquired from Tenant certain land and improvements comprising a travel center having an address at 1035 West State Road 42, Brazil, Indiana 47834, as further described on Exhibit A-39 attached to this Amendment (the “Brazil Property”);

WHEREAS, Landlord and Tenant desire to amend the Lease to include the Brazil Property as a Property (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease); and

WHEREAS, Guarantor is executing this Amendment to confirm the continuation of the Guaranty;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Base Year.  The defined term “Base Year” set forth in Section 1.10 of the Lease shall mean, with respect to the Brazil Property, the 2017 calendar year.

2.                                      Commencement Date.  The defined term “Commencement Date” set forth in Section 1.18 of the Lease shall mean, with respect to the Brazil Property, the date of this Amendment.

3.                                      Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.66 of the Lease is hereby deleted in its entirety and replaced with the following:

1.66                        “Minimum Rent” shall mean Fifty-One Million Five Hundred Thirty-Eight Thousand Twenty-Seven and 25/100ths Dollars ($51,538,027.25).

Exhibit B-3

4.                                      Leased Property.  Section 2.1(a) of the Lease is hereby amended by deleting the reference to “Exhibits A-1 through A-38” in the second line thereof and replacing it with a reference to “Exhibits A-1 through A-39.”

5.                                      Right to Repool Properties.  A new Section 2.5 is added to the Lease immediately after Section 2.4 as follows:

2.5                               Right to Repool Properties.  Landlord shall have the right from time to time in connection with a financing or other capital raising transaction to terminate the Term of this Agreement with respect to one or more Properties and contemporaneously to lease such Properties back to Tenant or an Affiliated Person as to Tenant under one of the Other Leases, and/or that certain Lease Agreement, dated as of May 30, 2007, among HPT PSC Properties Trust, HPT PSC Properties LLC, and Tenant, as amended, and/or one or more new lease(s) as determined by Landlord (a “repooling”), provided that Landlord shall have obtained Tenant’s prior written consent to any such repooling, which consent shall not be unreasonably withheld, conditioned or delayed.  Each party agrees to execute and deliver such documentation as the other party may reasonably request in connection with any such new lease or repooling, including, without limitation, a new lease, a lease amendment, and a new guaranty from Guarantor or confirmation from Guarantor that its existing Guaranty applies to any such new lease or lease amendment.

6.                                      Right of First Refusal.  A new Section 2.6 is added to the Lease immediately after the new Section 2.5 as follows:

2.6                               Right of First Refusal.

(a)                                 At no time during the term of this Agreement may Tenant or any Affiliated Person as to Tenant (including, without limitation, TCA or any Affiliated Person as to TCA), directly or indirectly, purchase, lease, mortgage or otherwise finance (including through a sale and leaseback transaction), or participate in the purchase, lease, mortgage or financing of, any Travel Center, or any property intended to be used as a Travel Center, other than a Travel Center or property that is operated or proposed to be operated as a “Petro” or “Petro Stopping Center” or otherwise under the “Petro” brand, in the United States or Canada, without first having (i) provided written notice of such proposed transaction to Landlord, describing such proposed transaction in sufficient detail (including pricing and all other material terms) and offering Landlord the right to purchase, lease, mortgage or finance such Travel Center or property and (ii) negotiated in good faith with Landlord.  If, after ten (10) Business Days, Landlord and Tenant (or any applicable Affiliated Person as to Tenant) have not reached agreement on the terms of such purchase, lease, mortgage or financing, Tenant (or such Affiliated Person as to Tenant) will be free to purchase, lease, mortgage or finance such Travel Center or property itself or with others, free of the restrictions of this Section 2.6.

Exhibit B-3

(b)                                 Tenant agrees that irreparable damage would occur if its obligations under this Section 2.6 were not performed in accordance with their terms and that Landlord’s remedy at law for Tenant’s breach of its obligations under this Section 2.6 would be inadequate.  Upon any such breach, Landlord shall be entitled (in addition to any other rights or remedies it may have at law) to seek an injunction enjoining and restraining Tenant and/or such Affiliated Person as to Tenant from continuing such breach.  Tenant agrees that the period of restriction and the geographical area of restriction imposed upon Tenant are fair and reasonable.  If the provisions of this Section 2.6 relating to the period or the area of restriction are determined to exceed the maximum period or areas which a court having jurisdiction over the matter would deem enforceable, such period or area shall, for purposes of this Agreement, be deemed to be the maximum period or area which such court determines valid and enforceable.  Nothing contained in this Section 2.6(b) shall limit Landlord from pursuing any other rights or remedies available to it for any breach by Tenant of any of its obligations under Section 2.6 (including, without limitation, any of the rights or remedies contemplated by Article 12 of this Agreement).

7.                                      Exhibit A.  Exhibit A to the Lease is hereby amended by (a) deleting the initial page entitled “EXHIBITS A-1 through A-38” therefrom in its entirety and replacing it with the page entitled “EXHIBITS A-1 through A-39” attached hereto and (b) adding Exhibit A-39 attached to this Amendment immediately following Exhibit A-38 to the Lease.

8.                                      Exhibit C.  Exhibit C to the Lease is hereby deleted in its entirety and replaced with Exhibit C attached to this Amendment.

9.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

10.                               Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Exhibit B-3

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST

By:
John G. Murray
President

HPT TA PROPERTIES LLC

By:
John G. Murray
President

TENANT:

TA OPERATING LLC

By:
Mark R. Young
Executive Vice President

Exhibit B-3

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty; and said Guarantors furthermore agree to enter into similar confirmations as to any future amendment(s) of the Lease, as amended by this Amendment, entered into pursuant to Section 2.5 thereof and to enter into a guaranty (in form similar to the Guaranty) of the obligations of the tenant under any new lease entered into pursuant to said Section 2.5.  Furthermore, each Guarantor acknowledges the terms and provisions of Section 2.6 of the Lease, as amended by this Amendment, and agrees that it shall comply (and it shall cause all of its Affiliated Persons to comply) with the terms and provisions of said Section 2.6, as if each such Guarantor and any such Affiliated Person had executed said Lease as Tenant thereunder.

TRAVELCENTERS OF AMERICA LLC

By:
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

By:
Mark R. Young
Executive Vice President

Exhibit B-3

EXHIBITS A-1 through A-39

Land

Exhibit	TA Site No.	Property Address
A-1	16	3501 Buttermilk Road, Cottondale (Tuscaloosa), AL 35453.
A-2	225	1010 North 339th Avenue, Tonopah, AZ 85354.
A-3	40	3524 S. Highway 99 W., Corning, CA 96021.
A-4	26	4265 East Guasti Road, Ontario, CA 91761.
A-5	228	2200 Ninth Street, Limon, CO 80828.
A-6	154	1875 Meriden-Waterbury Turnpike, Milldale, CT 06467.
A-7	247	P.O. Box 638, Baldwin, FL 32234.
A-8	258	2995 US Highway 17 South, Brunswick, GA 31525.
A-9	146	981 Cassville-White Road, Cartersville, GA 30121.
A-10	92	505 Truckers Lane R.R. #7, Bloomington, IL 61701.
A-11	35	1702 West Evergreen, Effingham, IL 62401.
A-12	10	2510 Burr Street, Gary, IN 46406.
A-13	173	5930 E. State Road 334, Whitestown, IN 46075.
A-14	93	7777 Burlington Pike, Florence, KY 41042.
A-15	161	1701 N. University Avenue, Lafayette, LA 70507.
A-16	216	5501 O’Donnell St. Cutoff, Baltimore, MD 21224.
A-17	198	6364 Dixie Highway, Saginaw, MI 48722.
A-18	116	6100 Sawyer Road, Sawyer, MI 49125.
A-19	51	854 State Highway 80, Matthews, MO 63867.
A-20	181	6000 E. Frontage Road, Mill City, NV 89418.
A-21	218	I-295 Exit 18 Berkley Rd., Paulsboro, NJ 08066.
A-22	229	1700 U.S. Route 66 West, Moriarty, NM 87035.
A-23	210	125 Neelytown Road, Montgomery (Maybrook), NY 12549.
A-24	11	6762 St. Rt. 127, Eaton (Dayton), OH 45320.
A-25	87	3483 Libbey Road, Perrysburg (Toledo), OH 43551.
A-26	36	801 South Council Road, Oklahoma City (East), OK 73128.
A-27	183	790 NW Frontage Road, Troutdale, OR 97060.
A-28	213	10835 John Wayne Drive, Greencastle, PA 17225.
A-29	214	875 N. Eagle Valley Rd., Milesburg, PA 16853.
A-30	25	1402 E. Main Street, Duncan (Spartanburg), SC 29334.
A-31	157	4400 Peytonville Road, Franklin, TN 37064.
A-32	55	7000 I-40 East Whitaker Road, Amarillo, TX 79118.
A-33	235	8301 N. Expressway 281, Edinburg, TX 78541.
A-34	233	1700 Wilson Road, Terrell, TX 75161.
A-35	186	1100 North 130 West, Parowan, UT 84761.
A-36	142	10134 Lewison Rd., Ashland, VA 23005.
A-37	50	5901 Highway 51, DeForest (Madison), WI 53532.
A-38	234	1400 Higley Blvd., Rawlins, WY 82301.
A-39	376	1035 West State Road 42, Brazil, IN 47834.

[See attached copies.]

Exhibit B-3

EXHIBIT A-39

Petro Brazil

1035 West State Road 42
Brazil, Indiana 47834

Real property in the City of Brazil, County of Clay, State of Indiana, described as follows:

TRACT I:

A PART OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 12 NORTH, RANGE 7 WEST, MORE PARTICULARLY DESCRIBED TO-WIT:

BEGINNING AT THE NORTHEAST CORNER OF SECTION 36; THENCE NORTH 87 DEGREES 48 MINUTES 30 SECONDS WEST 740 FEET ALONG THE NORTH LINE OF SAID SECTION TO A POINT; THENCE SOUTH 00 DEGREES 38 MINUTES 00 SECONDS WEST 775 FEET TO A POINT; THENCE SOUTH 87 DEGREES 48 MINUTES 30 SECONDS EAST 740 FEET TO A POINT ON THE EAST LINE OF SECTION 36; THENCE NORTH 00 DEGREES 38 MINUTES 00 SECONDS EAST ALONG THE EAST LINE OF SAID SECTION 36, 775 FEET TO THE PLACE OF BEGINNING.

TRACT II:

A PART OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 12 NORTH, RANGE 7 WEST, MORE PARTICULARLY DESCRIBED AS FOLLOWS, TO-WIT:

BEGINNING AT A POINT 740 FEET WEST OF THE NORTHEAST CORNER OF SECTION 36; THENCE SOUTH PARALLEL WITH THE EAST SECTION LINE 775 FEET; THENCE WEST PARALLEL WITH THE NORTH SECTION LINE 290 FEET; THENCE NORTH 775 FEET TO THE NORTH SECTION LINE OF SECTION 36; THENCE EAST ALONG THE SECTION LINE 290 FEET TO THE PLACE OF BEGINNING.

TRACT III:

A PART OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 12 NORTH, RANGE 7 WEST, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT 1030 FEET WEST OF THE NORTHEAST CORNER OF SECTION 36; THENCE SOUTH PARALLEL WITH THE EAST SECTION LINE 775 FEET; THENCE WEST 290 FEET; THENCE NORTH 775 FEET TO THE NORTH SECTION LINE OF SECTION 36; THENCE EAST ALONG THE NORTH SECTION LINE 290 FEET TO THE PLACE OF BEGINNING.

EXCEPTING THEREFROM, A PART OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 12 NORTH, RANGE 7 WEST, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 12 NORTH, RANGE 7 WEST;

Exhibit B-3

THENCE EAST 190 FEET; THENCE SOUTH 270 FEET; THENCE WEST 190 FEET; THENCE NORTH 270 FEET TO THE POINT OF BEGINNING.

Exhibit B-3

EXHIBIT C

Petro Properties

TA Site No.	Property Address
376	1035 West State Road 42, Brazil, IN 47834.

Exhibit B-3

Exhibit B-4

Amendment to Amended and Restated TA Lease No. 4

FIFTH AMENDMENT TO
AMENDED AND RESTATED LEASE AGREEMENT NO. 4

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT NO. 4 (this “Amendment”) is made and entered into as of [•], 2016 by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant are parties to that certain Amended and Restated Lease Agreement No. 4, dated as of June 9, 2015, as amended by that certain First Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 16, 2015, that certain Second Amendment to Amended and Restated Lease Agreement No. 4, dated as of June 23, 2015, that certain Third Amendment to Amended and Restated Lease Agreement No. 4, dated as of September 23, 2015, and that certain Fourth Amendment to Amended and Restated Lease Agreement No. 4, dated as of March 31, 2016 (as so amended, the “Lease”);

WHEREAS, Landlord and Tenant desire to amend the Lease in certain respects; and

WHEREAS, Guarantor (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) is executing this Amendment to confirm the continuation of the Guaranty;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Base Year.  In accordance with Section 2.2 of the Transaction Agreement dated June 1, 2015 by and among Landlord, Tenant and certain of their Affiliates,  Landlord and Tenant confirm that the defined term “Base Year” set forth in Section 1.10 of the Lease means, with respect to the Property located at 160 State Highway 77, Hillsboro, Texas, the 2019 calendar year.

2.                                      Right to Repool Properties.  A new Section 2.5 is added to the Lease immediately after Section 2.4 as follows:

2.5                               Right to Repool Properties.  Landlord shall have the right from time to time in connection with a financing or other capital raising transaction to terminate the Term of this Agreement with respect to one or more Properties and contemporaneously to lease such Properties back to Tenant or an Affiliated Person as to Tenant under one of the Other Leases, and/or that certain Lease Agreement, dated as of May 30, 2007, among HPT PSC Properties Trust, HPT PSC Properties LLC, and Tenant, as amended, and/or one or more new lease(s) as determined by Landlord (a “repooling”), provided that Landlord shall have

Exhibit B-4

obtained Tenant’s prior written consent to any such repooling, which consent shall not be unreasonably withheld, conditioned or delayed.  Each party agrees to execute and deliver such documentation as the other party may reasonably request in connection with any such new lease or repooling, including, without limitation, a new lease, a lease amendment, and a new guaranty from Guarantor or confirmation from Guarantor that its existing Guaranty applies to any such new lease or lease amendment.

3.                                      Right of First Refusal.  A new Section 2.6 is added to the Lease immediately after the new Section 2.5 as follows:

2.6                               Right of First Refusal.

(a)                                 At no time during the term of this Agreement may Tenant or any Affiliated Person as to Tenant (including, without limitation, TCA or any Affiliated Person as to TCA), directly or indirectly, purchase, lease, mortgage or otherwise finance (including through a sale and leaseback transaction), or participate in the purchase, lease, mortgage or financing of, any Travel Center, or any property intended to be used as a Travel Center, other than a Travel Center or property that is operated or proposed to be operated as a “Petro” or “Petro Stopping Center” or otherwise under the “Petro” brand, in the United States or Canada, without first having (i) provided written notice of such proposed transaction to Landlord, describing such proposed transaction in sufficient detail (including pricing and all other material terms) and offering Landlord the right to purchase, lease, mortgage or finance such Travel Center or property and (ii) negotiated in good faith with Landlord.  If, after ten (10) Business Days, Landlord and Tenant (or any applicable Affiliated Person as to Tenant) have not reached agreement on the terms of such purchase, lease, mortgage or financing, Tenant (or such Affiliated Person as to Tenant) will be free to purchase, lease, mortgage or finance such Travel Center or property itself or with others, free of the restrictions of this Section 2.6.

(b)                                 Tenant agrees that irreparable damage would occur if its obligations under this Section 2.6 were not performed in accordance with their terms and that Landlord’s remedy at law for Tenant’s breach of its obligations under this Section 2.6 would be inadequate.  Upon any such breach, Landlord shall be entitled (in addition to any other rights or remedies it may have at law) to seek an injunction enjoining and restraining Tenant and/or such Affiliated Person as to Tenant from continuing such breach.  Tenant agrees that the period of restriction and the geographical area of restriction imposed upon Tenant are fair and reasonable.  If the provisions of this Section 2.6 relating to the period or the area of restriction are determined to exceed the maximum period or areas which a court having jurisdiction over the matter would deem enforceable, such period or area shall, for purposes of this Agreement, be deemed to be the maximum period or area which such court determines valid and enforceable.  Nothing contained in this Section 2.6(b) shall limit Landlord from pursuing any other rights or remedies available to it for any breach by Tenant of any of its obligations under Section 2.6

Exhibit B-4

(including, without limitation, any of the rights or remedies contemplated by Article 12 of this Agreement).

4.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed and all other terms remain in full force and effect.

5.                                      Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Exhibit B-4

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed, as a sealed instrument, as of the date first above written.

LANDLORD:

HPT TA PROPERTIES TRUST

By:
John G. Murray
President

HPT TA PROPERTIES LLC

By:
John G. Murray
President

TENANT:

TA OPERATING LLC

By:
Mark R. Young
Executive Vice President

Exhibit B-4

Reference is made to that certain Guaranty Agreement, dated as of June 9, 2015, given by TRAVELCENTERS OF AMERICA LLC and TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC, each a Delaware limited liability company (collectively, “Guarantors”), to Landlord with respect to Tenant’s obligations under the Lease (the “Guaranty”).  Guarantors hereby confirm that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by this Amendment (and any prior amendments referenced in this Amendment), and said Guarantors hereby reaffirm the Guaranty; and said Guarantors furthermore agree to enter into similar confirmations as to any future amendment(s) of the Lease, as amended by this Amendment, entered into pursuant to Section 2.5 thereof and to enter into a guaranty (in form similar to the Guaranty) of the obligations of the tenant under any new lease entered into pursuant to said Section 2.5.  Furthermore, each Guarantor acknowledges the terms and provisions of Section 2.6 of the Lease, as amended by this Amendment, and agrees that it shall comply (and it shall cause all of its Affiliated Persons to comply) with the terms and provisions of said Section 2.6, as if each such Guarantor and any such Affiliated Person had executed said Lease as Tenant thereunder.

TRAVELCENTERS OF AMERICA LLC

By:
Mark R. Young
Executive Vice President

TRAVELCENTERS OF AMERICA HOLDING COMPANY LLC

By:
Mark R. Young
Executive Vice President

Exhibit B-4

Exhibit B-5

Amendment to Petro Lease

(See attached copy.)

AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of [•], 2016, by and among HPT PSC PROPERTIES TRUST, a Maryland real estate investment trust, and HPT PSC PROPERTIES LLC, a Maryland limited liability company (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company (“Tenant”).

W I T N E S S E T H :

WHEREAS, Landlord and Tenant (as successor by merger with Petro Stopping Centers, L.P.) are parties to that certain Lease Agreement, dated as of May 30, 2007, as amended (as so amended, the “Lease”);

WHEREAS, Landlord and Tenant wish to amend the Lease to extend the Fixed Term (this and other capitalized terms used and not otherwise defined in this Amendment shall have the meanings given such terms in the Lease) and in certain other respects; and

WHEREAS, Guarantor is executing this Amendment to confirm the continuation of the Guaranty;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree, as of the date of this Amendment, as follows:

1.                                      Fixed Term.   Section 2.3 of the Lease is deleted in its entirety and replaced with the following:

2.3                               Fixed Term.  The initial term of this Agreement (the “Fixed Term”) shall commence on the Commencement Date and shall expire on June 30, 2032.

2.                                      Right to Repool Properties.  A new Section 2.5 is added to the Lease immediately after Section 2.4 as follows:

2.5                               Right to Repool Properties.  Landlord shall have the right from time to time in connection with a financing or other capital raising transaction to terminate the Term of this Agreement with respect to one or more Properties and contemporaneously to lease such Properties back to Tenant or an Affiliated Person as to Tenant under one or more of the other leases between any Affiliated Person as to Landlord and any Affiliated Person as to Tenant and/or one or more new lease(s) as determined by Landlord (a “repooling”), provided that Landlord shall have obtained Tenant’s prior written consent to any such repooling, which consent shall not be unreasonably withheld, conditioned or delayed.  Each party agrees to execute and deliver such documentation as the other party may reasonably request in connection with any such new lease or repooling, including, without limitation, a new lease, a lease amendment, and a new guaranty from

Exhibit B-5

Guarantor or confirmation from Guarantor that its existing Guaranty applies to any such new lease or lease amendment.

3.                                      Right of First Refusal.  A new Section 2.6 is added to the Lease immediately after the new Section 2.5 as follows:

2.6                               Right of First Refusal.

(a)                                 At no time during the term of this Agreement may Tenant or any Affiliated Person as to Tenant (including, without limitation, TA or any Affiliated Person as to TA), directly or indirectly, purchase, lease, mortgage or otherwise finance (including through a sale and leaseback transaction), or participate in the purchase, lease, mortgage or financing of, any Travel Center, or any property intended to be used as a Travel Center that is operated or proposed to be operated as a “Petro” or “Petro Stopping Center” or otherwise under the “Petro” brand, in the United States or Canada, without first having (i) provided written notice of such proposed transaction to Landlord, describing such proposed transaction in sufficient detail (including pricing and all other material terms) and offering Landlord the right to purchase, lease, mortgage or finance such Travel Center or property and (ii) negotiated in good faith with Landlord.  If, after ten (10) Business Days, Landlord and Tenant (or any applicable Affiliated Person as to Tenant) have not reached agreement on the terms of such purchase, lease, mortgage or financing, Tenant (or such Affiliated Person as to Tenant) will be free to purchase, lease, mortgage or finance such Travel Center or property itself or with others, free of the restrictions of this Section 2.6.

(b)                                 Tenant agrees that irreparable damage would occur if its obligations under this Section 2.6 were not performed in accordance with their terms and that Landlord’s remedy at law for Tenant’s breach of its obligations under this Section 2.6 would be inadequate.  Upon any such breach, Landlord shall be entitled (in addition to any other rights or remedies it may have at law) to seek an injunction enjoining and restraining Tenant and/or such Affiliated Person as to Tenant from continuing such breach.  Tenant agrees that the period of restriction and the geographical area of restriction imposed upon Tenant are fair and reasonable.  If the provisions of this Section 2.6 relating to the period or the area of restriction are determined to exceed the maximum period or areas which a court having jurisdiction over the matter would deem enforceable, such period or area shall, for purposes of this Agreement, be deemed to be the maximum period or area which such court determines valid and enforceable.  Nothing contained in this Section 2.6(b) shall limit Landlord from pursuing any other rights or remedies available to it for any breach by Tenant of any of its obligations under Section 2.6 (including, without limitation, any of the rights or remedies contemplated by Article 12 of this Agreement).

4.                                      Deferral Agreement.  Reference is made to that certain Deferral Agreement, dated as of August 11, 2008, among Landlord and Tenant, among others, as amended (as so amended, the “Deferral Agreement”).  For the avoidance of doubt, nothing contained in this Amendment

Exhibit B-5

shall affect any of the terms or provisions of the Deferral Agreement or extend the date required for payment of any Deferred Rent (as defined in the Deferral Agreement), such that all such Deferred Rent payable in respect of the Deferral Agreement shall remain due and payable on June 30, 2024.

5.                                      Counterparts.  This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

6.                                      Ratification.  As amended hereby, the Lease is hereby ratified and confirmed.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

Exhibit B-5

IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

HPT PSC PROPERTIES TRUST

By:
John G. Murray
President

HPT PSC PROPERTIES LLC

By:
John G. Murray
President

TENANT:

TA OPERATING LLC

By:
Mark R. Young
Executive Vice President

Exhibit B-5

Reference is made to the Guaranty of Tenant’s obligations under the Lease dated May 30, 2007 given by TRAVELCENTERS OF AMERICA LLC, a Delaware limited liability company (the “Guarantor”) to Landlord.  Guarantor hereby confirms that all references in such Guaranty to the word “Lease” shall mean the Lease, as defined therein, as amended by the foregoing Amendment to Lease Agreement, and said Guarantor hereby reaffirms the Guaranty; and said Guarantor further agrees to enter into similar confirmations as to any future amendment(s) of the Lease, as amended by this Amendment, entered into pursuant to Section 2.5 thereof and to enter into a guaranty (in form similar to the Guaranty) of the obligations of the tenant under any new lease entered into pursuant to said Section 2.5.  Furthermore, Guarantor acknowledges the terms and provisions of Section 2.6 of the Lease, as amended by this Amendment, and agrees that it shall comply (and it shall cause all of its Affiliated Persons to comply) with the terms and provisions of said Section 2.6, as if Guarantor and any such Affiliated Person had executed said Lease as Tenant thereunder.

TRAVELCENTERS OF AMERICA LLC

By:
Mark R. Young
Executive Vice President